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                                                           Exhibit 1 to Form 8-K

                         [ERNST & YOUNG LLP LETTERHEAD]

June 2, 1998

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Gentlemen:

We have read Item 4 of Amendment No. 1 to Form 8-K dated June 2, 1998 of Physicians Clinical Laboratory, Inc. and are in agreement with the statements contained in Paragraphs 1-3 on page 2 therein. We have no basis to agree or disagree with other statements of the registrant contained therein.

                                         Very truly yours,


                                         /s/ ERNST & YOUNG LLP
                                         -------------------------------
                                         Ernst & Young LLP





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